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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


RE:  Delphi Information Systems, Inc.
     Form S-3 for Registration of 28,321,060 Shares of Common Stock



     As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this registration statement.

                         ARTHUR ANDERSEN LLP



Chicago, Illinois
September 18, 1996